UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2018

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	Emerging growth company	☐

MGM Growth Properties Operating Partnership LP	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐

MGM Growth Properties Operating Partnership LP	☐

Item 3.02	Unregistered Sales of Equity Securities.

On May 28, 2018, MGM Growth Properties LLC (the “Company”), MGM Resorts International (“MGM Resorts”), MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), MGP Lessor, LLC (the “Landlord”) and MGM Lessee, LLC, entered into a master transaction agreement (the “Master Transaction Agreement”), which provides for, among other things (subject to and following the acquisition by MGM Resorts of Empire City Casino (as defined below)), the transfer of the interests in a newly acquired subsidiary that holds the developed real estate assets (the “Property”) related to the Empire City Casino (“Empire City”) located in Yonkers, New York from a subsidiary of MGM Resorts to the Landlord, a subsidiary of the Company. A subsidiary of MGM Resorts will operate Empire City. Upon the terms and subject to the conditions set forth in the Master Transaction Agreement, the Company will purchase from MGM Resorts its interests in the Property for total consideration of $625 million, which will consist of the assumption by the Operating Partnership of approximately $245 million of indebtedness from a subsidiary of MGM Resorts with the remainder of the consideration satisfied through the issuance of Operating Partnership units based on a price per unit of $29.38 (the last closing price of the Class A common shares prior to announcement). The Operating Partnership units are exchangeable into the Company’s Class A shares on a one-to-one basis or cash at the fair value of a Class A share. The determination of settlement method is at the option of the Company’s independent conflicts committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: May 30, 2018

	By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Secretary

MGM Growth Properties Operating Partnership LP
By: MGM Growth Properties OP GP LLC, its general partner

Date: May 30, 2018

	By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Secretary